UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Carver Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

Dream Chasers Capital Group LLC
Gregory Lewis
Shawn Herrera
Kevin Winters
Jeffrey Bailey
Jeffrey Anderson

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dream Chasers Urges Institutional Shareholders to Join Retail Holders to Drive Change at Carver

Letter calls on National Community Investment Fund, Bank of America, J.P. Morgan, American Express and other community-focused investors to help drive improved performance

Says continued support of under-performing Board does the community and Carver no good

Urges all shareholders to vote for change: Vote FOR Mr. Jeffrey “Jeff” Anderson and Mr. Jeffrey Bailey for the Board of Directors using the BLUE proxy card and vote WITHHOLD on Carver’s under-performing Directors

ISS Finds That Carver’s “long history of TSR and operational underperformance suggest that the bank needs to rethink its strategy and its approach to execution”

New York, NY (December 2, 2024)—Dream Chasers Capital Group LLC (“Dream Chasers”) today called on large financial institutions and funds that have invested in Carver Bancorp, Inc. (“Carver,” or the “Company”) (NASDAQ: CARV) to support nominees that will drive change on the Carver Board of Directors (the “Board”). While these investors’ support of Carver over the years has been admirable, we can all agree it is counterproductive to support a Board that has presided over a prolonged period of poor performance.

In an open letter, Dream Chasers urged institutional shareholders to vote for Mr. Jeffrey “Jeff” Anderson and Mr. Jeffrey Bailey for election to the Board ahead of the December 12, 2024 Annual Meeting of Shareholders.

“We are encouraged by the support of many retail investors who have watched the value of their Carver shares drop significantly,” said Greg Lewis, Chief Executive Officer of Dream Chasers Capital Group. “Our nominees’ experience and perspective on how to drive profitability, support the community and move Carver forward can only benefit institutional shareholders. If Carver’s Board thinks Jeff Anderson, an accomplished former J.P. Morgan executive who oversaw $10O billion in deposits, is not qualified then we are not sure who is qualified.  Jeff Bailey is a highly successful businessman and Carver’s largest individual shareholder who will bring the voice of the shareholder to the Board.”

Lewis continued, “No bank or investment fund would tolerate such prolonged poor performance in their own organizations, and we shouldn’t accept it from Carver.   Mr. Anderson and Mr. Bailey will work hard for institutional shareholders as well as for the individual investor with only a small number of shares. We encourage all shareholders to vote for change and support these highly qualified and independent nominees. We stand ready to work with all retail and institutional shareholders to make sure Carver’s best days are ahead.”

As Dream Chasers has pointed out, Carver’s Board has presided over losses of nearly $25 million over the last decade, and just one year of annual profits in the last ten1. Shareholders have seen the value of their investments decline by 79% over ten years2.

1 Reflects net income attributable to Carver Bancorp for the years 2014 to 2023, according to Company SEC filings and S&P Capital IQ Pro.

2 CARV share price and shareholder returns data as of October 23, 2024, one day prior to the filing of Dream Chasers Capital Group’s preliminary proxy statement. Source: S&P Capital IQ Pro.

Recently, Institutional Shareholder Services reported that Carver’s performance and corporate governance are lacking, telling institutional investors in a recent report that3:

•	Carver’s “long history of TSR and operational underperformance suggest that the bank needs to rethink its strategy and its approach to execution,”

•	The “company's overall operating results have been poor for the last several years, and have continued to be disappointing thus far in FY 2025,” and

•	“The company's corporate governance framework includes several features that do not align with the best interest of shareholders.”

Dream Chasers urged institutional investors to conclude that there is a clear case for change on the Board.

The full text of the letter to institutional shareholders is below:

Dear Fellow Carver Shareholders:

After a decade of poor performance, it is time for change on the Carver Bancorp (“Carver” or the “Company”) Board of Directors (the “Board”) to improve the value of our investments.

Over the years, a number of financial institutions such as Goldman Sachs, Bank of America, J.P. Morgan, American Express and the National Community Investment Fund have invested in Carver in order to support an African American operated bank that serves lower- and middle-income communities in New York.

While that investment in Carver is admirable, we think continuing to support a Board that has presided over prolonged losses and shareholder value destruction is a mistake. Simply put, it does the community and Carver no good to back a Board that has overseen operating losses, share price declines, and poor performance for such a long period of time. If Carver is to continue its vital, decades-long service to New York communities, it must perform better.

We encourage you to support the successful, qualified and independent nominees that Dream Chasers Capital Group (“Dream Chasers”) has put forward. Jeffrey “Jeff” Anderson is an accomplished financial services and retail banking executive. Jeffrey Bailey is a successful business leader and Carver’s largest individual shareholder. These nominees have the independent judgment, financial experience, and focus on profitability and shareholder returns that is desperately needed on Carver’s Board.

As you are undoubtedly aware, Carver has posted losses totaling nearly $25 million in the last decade. The Company has earned an annual profit just once in that span, thanks to the sale of their headquarters building in 2018 that turned another year of losses into a one-time gain4. Shareholders – including you – have suffered, with a 10-year total shareholder return of -79%.

We should have a higher standard in our community. None of you would tolerate such lackluster performance in your own organizations. How can it be acceptable at Carver?

3 Permission to use quotes neither sought nor obtained.

4 Income before taxes would have been -$4.3 million excluding the $9.6 million gain on sale, as reported in Carver’s 2018 Form 10-K filed with the SEC, which can be found at https://www.sec.gov/Archives/edgar/data/1016178/000101617818000008/fy201810kdocument.htm

When the National Community Investment Fund (the “Fund”) bought 378,7885 Carver shares last summer, it said that it did so because of the Bank’s “mission-aligned impact and growth potential”. Since then, Carver’s shares have declined by 36%, meaning the Fund’s $1 million investment is now worth $636,363.846. To better protect its own interests – and to advance the Fund’s own mission – we think it is crucial to demand better results, a return to profitability, and new voices on the Board.

Similarly, when Goldman Sachs, Morgan Stanely, American Express and others invested $55 million in Carver in 2011, Goldman’s then CEO said that it was doing so to “ensure that these neighborhoods continue to grow and thrive”7. The firms who have invested in Carver should demand better results, and recognize that a bank losing money year after year is missing the opportunity to support their communities and neighborhoods.

Recently, Institutional Shareholder Services (“ISS”), a leading proxy advisory firm, pointed out that Carver’s “long history of TSR and operational underperformance suggest that the bank needs to rethink its strategy and its approach to execution”. Yet, despite the clearly abysmal performance, ISS suggests that there isn’t a “case for change” on the Board. Ask yourselves: If a decade of losses does not constitute a case for change, then what does?

The time to take action to ensure Carver’s long-term success, profitability and role in the community is now. We must not allow further losses and shareholder value declines to prevent Carver from serving the communities in New York that need its services.

We urge you to support Mr. Anderson and Mr. Bailey to join the Board and help Carver return to growth. If you have any questions concerning the proxy materials or need assistance voting your shares, please contact our proxy solicitor, Okapi Partners by calling (877) 629-6356 (toll-free) or via email at info@okapipartners.com.

We stand ready to work with you to make certain that Carver’s future is bright.

Sincerely,

Greg Lewis

Dream Chasers Capital Group

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Dream Chasers Capital Group LLC (“Dream Chasers”) or any of the other participants in the proxy solicitation prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Dream Chasers that the future plans, estimates or expectations contemplated will ever be achieved.

5 Source: https://www.prnewswire.com/news-releases/carver-bancorp-inc-successfully-completes-1-000-000-private-placement-with-national-community-investment-fund-301892135.html

6 Based on CARV share price on October 23, 2024, one day prior to the filing of Dream Chasers Capital Group’s preliminary proxy statement. Source: S&P Capital IQ Pro.

7 Source: https://www.globenewswire.com/news-release/2011/06/29/450410/7036/en/Carver-Bancorp-Inc-Raises-55-Million-in-New-Equity-Capital-From-Institutional-Investors.html

Certain statements and information included herein may have been sourced from third parties. Dream Chasers does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Dream Chasers disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

IMPORTANT INFORMATION AND WHERE TO FIND IT

DREAM CHASERS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY DREAM CHASERS WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036-1600. STOCKHOLDERS CAN CALL TOLL-FREE: (877) 629-6356.

Contacts

For Media:

Breitenbush Partners

Andrew Wilson, (773) 425-4991

awilson@breitenbushpartners.com

For Investors:

Okapi Partners

Bruce Goldfarb/Tony Vecchio

(877) 629-6356

(212) 297-0720

info@okapipartners.com

About Dream Chasers Capital Group

Dream Chasers Capital Group LLC is a New York City based minority owned investment firm. More information can be found at www.dreamchaserscapitalgroup.com.

Additionally, on December 2, 2024, Dream Chasers posted the following text on certain social media sites, including Stocktwits:

It is time for a change at Carver $CARV

Dream Chasers Capital Group encourages all shareholders to vote FOR Jeffrey “Jeff” Anderson and Jeff Bailey to join Carver’s Board to return to profitability, growth and shareholder value creation.

Shareholders have lost money for years, while executives and Board members continue to get handsomely rewarded.  We need new voices on the Board.

The deadline to vote is December 12 – so VOTE today by following the voting instructions on the Blue proxy card you’ve received from Dream Chasers Capital Group.

If you need assistance voting your Blue proxy card, please contact our proxy solicitor, Okapi Partners at (877) 629-6356 (toll-free) or via email at info@okapipartners.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Dream Chasers Capital Group LLC (“Dream Chasers”) or any of the other participants in the proxy solicitation prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Dream Chasers that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Dream Chasers does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Dream Chasers disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Dream Chasers, Gregory Lewis, Shawn Herrera, Kevin Winters, Jeffrey Bailey and Jeffrey Anderson (“collectively, the Participants”) are participants in the solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). On November 4, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying BLUE universal proxy card or voting instruction form in connection with their solicitation of proxies from the shareholders of the Company for the Annual Meeting.

IMPORTANT INFORMATION AND WHERE TO FIND IT

DREAM CHASERS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY DREAM CHASERS WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036-1600. STOCKHOLDERS CAN CALL TOLL-FREE: (877) 629-6356.

Contacts

For Media:

Breitenbush Partners

Andrew Wilson, (773) 425-4991

awilson@breitenbushpartners.com

For Investors:

Okapi Partners

Bruce Goldfarb/Tony Vecchio

(877) 629-6356

(212) 297-0720

info@okapipartners.com